Scudder Short Term Bond Fund

Annual Report
December 31, 1996

Pure No-Load(TM) Funds

Seeks to provide a high level of income consistent with a high degree of principal stability.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

   Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
   9  Investment Portfolio
  16  Financial Statements
  19  Financial Highlights
  20  Notes to Financial Statements
  24  Report of Independent Accountants
  25  Shareholder Meeting Results
  29  Officers and Trustees
  30  Investment Products and Services
  31  How to Contact Scudder


In Brief

o Scudder Short Term Bond Fund provided a 6.11% 30-day net annualized SEC yielon December 31, 1996, considerably higher than the 4.85% average yield of thtaxable money market funds tracked by IBC/Donoghue. (Money market funds seek to maintain a stable $1.00 net asset value per share.)

o The Fund's 3.86% total return for the 12 months ended December 31, 1996, reflects an environment of rising interest rates wherein short-maturity funds generally fared better than their longer-term counterparts.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
BAR CHART TITLE:

                               Comparative Yields
                   30-day SEC yields as of December 31, 1996

BAR CHART DATA:

     ----------------------------------------
     Scudder Short      Taxable Money Market
     Term Bond Fund        Fund Average*
     ----------------------------------------
         6.11%                4.85%
     ----------------------------------------

CALLOUT TO PRECEDING CHART:
*Source: IBC/Donoghue

o After being shortened this summer, the Fund's duration (and therefore its se nsitivity to changing interest rates) has since been extended to take advantage of any decline in interest rates.

o Throughout the year, the Fund maintained its focus on high-quality alternatives to U.S. Treasuries, including mortgage- and asset-backed securities, and corporate bonds.

                            2- SCUDDER SHORT TERM BOND FUND

                        Letter From the Fund's President

Dear Shareholders,

     The year just concluded was a challenging one for fixed-income investors. As 1996 began, investors cheered low inflation, low interest rates, and sluggish economic growth. In February, however, the prospect of a stronger economy began to take its toll on the bond market. Rising interest rates affected all types of bonds. However, those most sensitive to changes in the level of interest rates -- longer-maturity bonds -- were hit the hardest. Your Fund's focus on short-maturity bonds muted the fall in bond prices and helped lead to a positive 3.86% total return. By contrast, long-term bonds generally posted negative returns. We believe this underscores the value of a short-term investment vehicle in a diversified portfolio.

     For those of you interested in new products, we're pleased to introduce a newcomer to Scudder's mutual fund lineup: Scudder Pathway Series. A "fund of funds," the Series includes four portfolios that invest in Scudder mutual funds to achieve a variety of objectives -- from conservative growth to international equity exposure. Each Pathway portfolio provides diversification and professional asset management with a single investment. For more information on the Series and other Scudder products and services, please turn to page 30.

     With tax season upon us, we wish to remind you of an important change in the laws that can help married couples save for retirement. Beginning with the 1997 tax year, couples with only one income-earning spouse may contribute up to $4,000 annually ($2,000 each) to their spousal IRAs. Previously, the contribution limit had been set at $2,250. An easy way to budget IRA contributions is by establishing a Scudder Automatic Investment Plan.

     Despite short-term uncertainties, we believe that ongoing technological advances, worldwide deregulation of key industries, and the globalization of economic activity are combining to create a positive long-term outlook for investors. We thank you for your continued investment in Scudder Short Term Bond Fund. As always, please do not hesitate to call Investor Relations at 1-800-225-2470 with any questions, or visit our Web site at http://funds.scudder.com.

Sincerely,
/s/Daniel Pierce
Daniel Pierce
President,
Scudder Short Term Bond Fund

                            3- SCUDDER SHORT TERM BOND FUND

PERFORMANCE UPDATE as of December 31, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER SHORT TERM BOND FUND
--------------------------------------
1 Year     $10,386      3.86%    3.86%
5 Year     $12,742     27.42%    4.97%
10 Year*   $19,559     95.59%    6.94%

--------------------------------------
SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
--------------------------------------
1 Year    $10,516      5.16%    5.16%
5 Year    $13,190     31.90%    5.69%
10 Year*  $20,192    101.92%    7.27%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

SCUDDER SHORT TERM BOND FUND
Year            Amount
----------------------
'86            $10,000
'87            $10,142
'88            $10,782
'89            $12,213
'90            $13,420
'91            $15,350
'92            $16,184
'93            $17,708
'94            $17,005
'95            $18,832
'96            $19,559

SALOMON BROTHERS INC. BROAD INVESTMENT
GRADE BOND INDEX (1-3 YEARS)
Year            Amount
----------------------
'86            $10,000
'87            $10,572
'88            $11,248
'89            $12,478
'90            $13,688
'91            $15,309
'92            $16,296
'93            $17,213
'94            $17,316
'95            $19,201
'96            $20,192

Salomon Brothers Inc. Broad Investment Grade Bond Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED DECEMBER 31


                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $11.23   $11.19  $11.71  $11.72  $12.25  $11.93  $12.01  $10.91  $11.35  $11.05
INCOME DIVIDENDS..   $  .74   $  .73  $  .83  $ 1.09  $ 1.08  $  .96  $  .80  $  .76  $  .71  $  .72
CAPITAL GAINS
DISTRIBUTIONS.....   $  .11   $    -  $  .09  $    -  $    -  $    -  $  .07  $    -  $    -  $    -
FUND TOTAL
RETURN (%)........     1.40      6.10  13.20    9.88   14.38    5.43    8.18   -2.87   10.74    3.86
INDEX TOTAL
RETURN (%)........     5.72      6.40  10.93    9.70   11.85    6.44    5.63     .60   10.89    5.16


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns may be higher due to the Adviser's maintenance of the Fund's expenses. See Financial Highlights on page 19.
*The Fund, with its current name and objective, commenced operations on July 3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objectives, the cumulative and average annual returns are 68.27% and 7.50%, respectively.


                         4 - SCUDDER SHORT TERM BOND FUND

PORTFOLIO SUMMARY as of December 31, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
U.S. Gov't Backed Mortgages           31%
Asset-Backed Securities               22%
Corporate Bonds                       21%
Collateralized Mortgage Obligations   18%
Foreign Bonds-Non U.S.$
Denominated                            4%
Indexed Securities                     4%
------------------------------------------
                                     100%
------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio assets are spread primarily across mortgage-backed, asset-backed, and corporate issues.
--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
U.S. Gov't & Agencies                     41%
AAA*                                      27%
A                                          7%
AA                                         1%
BBB                                       24%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted Average Quality: AAA-
*Category includes cash equivalents

The portfolio is composed of high quality alternatives to
U.S. Treasury bonds.
--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Under 1 year                              17%
1-5 years                                 72%
5-8 years                                  6%
8 years or greater                         5%
---------------------------------------------
                                         100%
---------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Weighted average effective maturity: 3.00 years

The Fund's average maturity is at the high end of its range, reflecting our view that inflation should remain benign.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         5 - SCUDDER SHORT TERM BOND FUND

                        Portfolio Management Discussion

Dear Shareholders,

In a difficult year for most bond investors, Scudder Short Term Bond Fund provided a 3.86% total return for the 12 months ended December 31, 1996. The Fund's positive return was based largely on a total of $0.72 per share in income distributions, which offset a decline in the Fund's net asset value from $11.35 to $11.05 per share.

THE PRINTED DOCUMENT CONTAINS A LINE GRAPH HERE

LINE GRAPH TITLE:
                          Yield Comparison: 1994-1996
                               30-Day SEC Yields
LINE GRAPH DATA:

 -----------------------------------------------------------------------
     Year          Scudder Short Term Bond   IBC/Donoghue All Taxable
                   Fund Yields               Money Fund Average
 -----------------------------------------------------------------------
 12/93                      5.65%                      3.0%
 -----------------------------------------------------------------------
                            6.13                      2.87
 -----------------------------------------------------------------------
 6/94                       7.14                      3.62
 -----------------------------------------------------------------------
                            6.89                      4.17
 -----------------------------------------------------------------------
 12/94                      7.71                      5.04
 -----------------------------------------------------------------------
                            6.71                      5.52
 -----------------------------------------------------------------------
 6/95                       6.49                      5.48
 -----------------------------------------------------------------------
                            6.29                      5.25
 -----------------------------------------------------------------------
 12/95                      5.85                      5.19
 -----------------------------------------------------------------------
                            5.83                      4.76
 -----------------------------------------------------------------------
 6/96                       6.37                      4.77
 -----------------------------------------------------------------------
                            6.52                      4.83
 -----------------------------------------------------------------------
 12/96                      6.11                      4.85
 -----------------------------------------------------------------------
CALLOUT TO THE LINE GRAPH:
Scudder Short Term Bond Fund has historically provided a significant yield advantage versus money market funds.

Scudder Short Term Bond Fund's 30-day net annualized SEC yield at the end of December was 6.11%, compared with 4.85% on average for the taxable money market funds tracked by IBC/Donoghue, an independent research firm. As shown in the accompanying graph, the Fund historically has maintained a comfortable yield advantage over taxable money market funds. Of course, money funds seek to maintain a stable principal value, whereas your Fund's net asset value will fluctuate with changing market conditions.

                             The Interest Rate Game

In 1996, interest rate volatility increased as investors responded to a barrage of conflicting economic data. At the start of the year, low levels of business investment and consumer spending appeared to signal a recession, and the Federal Reserve lowered short-term interest rates by a quarter of a percentage point in January. To take advantage of such an environment, the Fund extended its average effective maturity (and therefore its sensitivity to changing interest rates) to three years -- its limit under the Fund's stated investment policies.

Strong employment numbers announced in February abruptly reversed the bond market's rally and sent many investors looking for evidence of inflation. Virtually all areas of the bond market were affected. Although the Fund's focus on short-term debt prevented the severe decline experienced by longer-term bonds, its net asset value nevertheless suffered at the hands of rapidly rising interest rates. As evidence pointed increasingly to stronger economic activity, we reduced the Fund's average maturity to roughly two years. As it turned out, the U.S. economy grew at a brisk annualized rate of 4.7% in the second quarter of 1996.

For the balance of the year, the market was influenced greatly by perceptions of economic growth. At the same time, the bond market has become an economic regulator of sorts, with rising interest rates reining in growth. Interest rates on 3-year Treasuries ended the year nearly a full percentage point higher,

                            6- SCUDDER SHORT TERM BOND FUND
despite the fact that the Fed held short-term rates steady since January and has suggested that inflation may indeed be overstated.

Despite investor uncertainty, it is clear that inflation has continued to taper off. After six years of solid economic growth, declining inflation may seem paradoxical, but it is actually reminiscent of the late 1800s, when a combination of improved technology, falling trade barriers, and deregulation helped bring prices down on a host of goods and services. In the long run, this trend should have a very positive effect on financial assets of all types (as it did in the decades following the Civil War). In the short run, after months of falling bond prices, we believe there is an opportunity for a rebound. We have extended the Fund's maturity to three years to take advantage of the potential for such an event.

                         A Quality Investment Portfolio

To help insulate the Fund from the pendulum of investor sentiment, we have maintained a high-quality, diversified portfolio, while seeking alternatives to U.S. Treasuries. Of the investments available to us, Treasuries are among the most sensitive to changes in interest rates and are therefore less desirable at a time when rates change often and quickly. At the end of the year, Fund holdings were spread across mortgage-backed (53%), asset-backed (23%), and corporate issues (21%) with a weighted average quality of "AAA-."

                            7- SCUDDER SHORT TERM BOND FUND

The Fund's corporate issues have done particularly well over the past year, providing both yield and a measure of price appreciation. Corporate bonds generally perform well versus other fixed-income instruments during times of solid economic growth, because the credit quality of issuing corporations benefits from increased earnings and cash flow. The Fund's weighting in these bonds grew to 21% of the portfolio in 1996, with specific purchases based not only on each company's ability to weather a changing investment environment but on its prospects for credit rating upgrades.

                                 The Big Picture

The current environment of disinflationary growth has been likened to a new economic era, one where brisk demand for a product will not necessarily result in a higher price. One need only look at the falling price of computer-related equipment and services to understand the scope and force of this trend.

Nor does evidence point to an inflationary outbreak in the short run. Economic growth on an annualized basis was just 2.1% in the third quarter of 1996, and at 5.25% the federal funds rate is considered by many to be restrictive. It is the perception of inflation that determines bond prices in the marketplace, however, and the fear of inflation remains alive in the hearts of many investors. Notwithstanding any curve balls the market may throw us, we believe the Fund's current strategy of maintaining near full interest rate exposure -- combined with a diversified, high-quality portfolio -- will lead to continued positive performance in the months ahead.

Sincerely,
Your Portfolio Management Team

/s/Thomas M. Poor             /s/Scott E. Dolan
Thomas M. Poor                Scott E. Dolan

/s/Christopher L. Gootkind
Christopher L. Gootkind


                          Scudder Short Term Bond Fund:
                          A Team Approach to Investing

Scudder Short Term Bond Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Scudder Short Term Bond Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Since Scudder Short Term Bond Fund was introduced in 1989, Lead Portfolio Manager Thomas M. Poor has had responsibility for the Fund's day-to-day operation. Tom, who joined Scudder in 1970, sets the Fund's general investment strategies. Christopher L. Gootkind, Portfolio Manager, also has been a member of the Fund's team since its inception. Chris, who has worked in the investment industry since 1981 and at Scudder since 1986, has responsibility for the Fund's bank, finance, and other selected industrial securities. Scott E. Dolan, Portfolio Manager, joined Scudder in 1989 and the Fund's portfolio management team in 1993. Scott has six years of experience in the investment industry and is responsible for implementing investment strategy.

                            8- SCUDDER SHORT TERM BOND FUND

                  INVESTMENT PORTFOLIO as of December 31, 1996

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 0.3%
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/96 at 6.7%, to be repurchased at $4,656,733 on 1/2/97, collateralized by a $4,420,000 U.S. Treasury
  Note, 7.25%, 5/15/04 (Cost $4,655,000) .................................................     4,655,000             4,655,000
                                                                                                                 -------------
U.S. GOV'T BACKED MORTGAGES 31.3%
-------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., ARM, 7.792%, 11/1/21 ...................................       637,694               665,593

Federal National Mortgage Association, ARM, 7.367%, with various maturities to 1/1/19 ....     1,356,708             1,398,264

Federal National Mortgage Association, ARM, 7.837%, with various maturities to 11/1/22 ...     2,488,865             2,563,133

Federal National Mortgage Association, ARM, 7.341%,  with various maturities to 10/1/23 ..     5,291,780             5,436,457

Federal National Mortgage Association, 7 year Balloon, 8.5%, with various maturities to
  5/1/02 .................................................................................    14,656,539            15,068,681

Federal National Mortgage Association, 8%, with various maturities to 9/1/11 .............    50,439,201            51,889,405

Federal National Mortgage Association, 10%, 9/1/17 .......................................     4,251,187             4,684,256

Federal National Mortgage Association, ARM, 6.08%, 5/1/17 ................................       978,907               974,316

Federal National Mortgage Association, ARM, 6.09%, 2/1/31 ................................    11,663,140            11,608,440

Federal National Mortgage Association, ARM, 6.082%, 8/1/31 ...............................       975,413               970,838

Federal National Mortgage Association, ARM, 6.084%, 9/1/31 ...............................     1,977,674             1,968,399

Federal National Mortgage Association, ARM, 6.132%, 11/1/35 ..............................    18,250,004            18,164,411

Federal National Mortgage Association, ARM, 6.089%, with various maturities to 5/1/29 ....    43,165,698            42,963,251

Government National Mortgage Association, ARM, 7.125%, with various maturities to
  9/20/25 ................................................................................    17,066,916            17,392,254

Government National Mortgage Association Midget, 8%, with various maturities to
  12/15/10 ...............................................................................    36,896,368            38,144,696

Government National Mortgage Association Pass-through, 11.5% , with various maturities to
  7/20/20 ................................................................................    21,109.541            24,164,497

Government National Mortgage Association Pass-through,11%, with various maturities to
  10/20/20 ...............................................................................     2,356,733             2,677,934

Government National Mortgage Association Pass-through, 9%, with various maturities to
  12/15/21 ...............................................................................   111,561,629           118,767,143

Government National Mortgage Association Pass-through, 10%, with various maturities to
  7/15/22 ................................................................................    51,421,703            56,544,894

Government National Mortgage Association Pass-through, 10%, with various maturities to
  2/15/25 ................................................................................    37,723,266            41,548,405
-------------------------------------------------------------------------------------------------------------------------------
Total U.S Gov't Backed Mortgages (Cost $453,139,505)                                                               457,595,267
-------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS 17.8%
-------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp. Series 1993-I2 A3, 7.25%, 7/25/24 ...........................    19,027,329            19,027,329

Chemical Mortgage Securities Inc. Series 1993-1 A4, 7.45%, 2/25/23 .......................     4,175,000             4,227,188

Countrywide Funding Corp., Series 1994-2 A8, 6.5%, 2/25/09 ...............................     1,900,000             1,893,469

Daiwa Mortgage Acceptance Corp., Series 1991A, 8.625%, 3/15/10 ...........................     1,547,147             1,565,519

    The accompanying notes are an integral part of the financial statements.


                        9 - SCUDDER SHORT TERM BOND FUND

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Series 1381-Z, 6%, 7/15/05 .............................     4,097,943             4,083,846

Federal Home Loan Mortgage Corp., Series 1719-C PO, 4/15/99 ..............................    35,268,095            32,027,839

Federal Home Loan Mortgage Corp., REMIC, Series 1724-PO, 5/15/01 .........................    50,355,382            41,779,231

Federal Home Loan Mortgage Corp., Series 1267-O, 7.25%, 12/15/05 .........................     8,935,226             9,080,423

Federal Home Loan Mortgage Corp., Series 1276-C, 7.5%, 12/15/05 ..........................     3,775,104             3,795,150

Federal Home Loan Mortgage Corp., Series 1406-E, 6%, 12/15/18 ............................     4,400,000             4,320,250

Federal Home Loan Mortgage Corp., Series 1250-F, 7%, 4/15/19 .............................     4,378,774             4,412,972

Federal National Mortgage Association REMIC 1989-68G, 8.75%, 8/25/18 .....................       170,807               170,486

First Bank System Inc. Series 1993-FRN, 7.182%, 11/25/24 .................................    20,469,000            20,289,896

Fund America Investors Corp. Series 1991-1H, 7.95%, 2/20/20 ..............................     4,495,492             4,553,079

General Electric Capital Mortgage Services, Inc. Series 1992-2F, 7%, 6/25/07 .............       470,325               474,146

General Electric Capital Mortgage Services, Inc. Series 1993-14, 6.5%, 1/25/18 ...........    30,075,000            29,717,859

General Electric Capital Mortgage Services, Inc. Series 1994-19 A1, 7.5%, 6/25/24 ........    10,690,315            10,730,404

General Electric Capital Mortgage Services, Inc. Series 1994-27, 6.5%, 7/25/24 ...........    10,413,599            10,374,548

Norwest Asset Security Corp., Series 1996-5 AB, 7.5%, 11/25/26 ...........................    10,441,079            10,493,285

Paine Webber Mortgage Acceptance Corp., Series 1993-6, 6.9%, 8/25/08 .....................     1,824,000             1,827,135

Prudential Home Mortgage Securities Co. Series 1992-47 A7, 7.5%, 1/25/23 .................     1,440,899             1,437,744

Prudential Home Mortgage Securities Co. Series 1993-43-A1, 5.4%, 10/25/23 ................     1,136,810             1,122,236

Residential Funding Mortgage Securities Series 1996-S15, 7.75%, 1/25/07 ..................     9,008,417             9,091,463

Residential Funding Mortgage Securities Series 1993-A2, 6.85%, 9/25/23 ...................     3,220,000             3,148,556

Residential Funding Mortgage Securities Series 1993-A5, FRN, 7.085%, 10/25/23 ............    19,500,000            19,268,438

Resolution Trust Corp., Series A, Strip, Zero Coupon, 7/15/97 ............................       905,000               880,330

Resolution Trust Corp., Series 1992A 2A, 7.5%, 8/25/23 ...................................     1,908,745             1,915,903

Resolution Trust Corp., Series 1992A 2C, 7.5%, 8/25/23 ...................................       988,750               985,655

Ryland Acceptance Corp. Four Series 97-H, 8.95%, 8/20/19 .................................     7,767,729             7,949,727

-------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (Cost $266,679,968)                                                      260,644,106
-------------------------------------------------------------------------------------------------------------------------------

FOREIGN BONDS - NON U. S.$ DENOMINATED 4.2%
-------------------------------------------------------------------------------------------------------------------------------
Government of New Zealand Treasury Bill, 4/9/97 (Cost $60,757,205) ..................  NZD    88,000,000            60,947,972
                                                                                                                 -------------
ASSET BACKED SECURITIES 21.9%
-------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS 0.9%

Bally's Health & Tennis Master Trust, 8.43%, 8/1/02 ......................................    13,000,000            12,857,000

Green Tree Recreational Equipment Trust Series 1996-A A1, 5.55%, 2/15/18 .................       716,908               707,275
                                                                                                                 -------------
                                                                                                                    13,564,275
                                                                                                                 -------------
AUTOMOBILE RECEIVABLES 0.2%

NationsBank Automobile Owner Trust Series 1996-A B2, 6.875%, 5/15/03 .....................     2,287,000             2,303,421
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                        10 - SCUDDER SHORT TERM BOND FUND

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CREDIT CARD RECEIVABLES 0.5%

First USA Bank Series 1994-1, 7.450%, 4/15/99 ............................................     7,547,170             7,524,528
                                                                                                                 -------------
HOME EQUITY LOANS 10.7%

AFC Home Equity Loan Trust, Series 1990-3A, 9.6%, 9/15/05 ................................     1,778,292             1,811,080

AFC Home Equity Loan Trust, Series 1992-3A, 7.05%, 8/15/07 ...............................       756,420               748,856

AFC Home Equity Loan Trust, Series 1993-3A, 5.45%, 6/20/13 ...............................     1,165,287             1,103,380

CTS Home Equity Loan Trust, Series 1991-1A, 8.8%, 1/15/06 ................................     1,141,120             1,154,312

Chevy Chase Home Equity Loan Trust Series 1996-1, 7.15%, 5/15/15 .........................    11,200,000            11,340,000

Contimortgage Home Equity Loan Trust, Series 1996-3 A1, 6.76%, 2/15/11 ...................     8,451,683             8,472,812

Contimortgage Home Equity Loan Trust, Series 1991-1, 9.52%, 4/15/06 ......................       738,230               773,066

Contimortgage Home Equity Loan Trust, Series 1995-4 A5, 6.56%, 12/15/10 ..................     3,250,000             3,248,863

Contimortgage Home Equity Loan Trust, Series 1996-4 A6, 6.71%, 6/15/14 ...................     6,200,000             6,120,516

Contimortgage Home Equity Loan Trust, Series 1996-4 A7, 6.99%, 3/15/21 ...................     3,000,000             2,958,750

Contimortgage Home Equity Loan Trust, Series 1995-1 A2, 8.6%, 2/15/10 ....................    15,185,099            15,298,987

Contimortgage Home Equity Loan Trust, Series 1996-3 A2, 6.95%, 7/15/11 ...................     7,500,000             7,563,225

Equity Credit Corp. Home Equity Loan Trust, 5.3%, 9/15/08 ................................     2,741,675             2,634,150

Equity Credit Corp. Home Equity Loan Trust, Series 1993-4B, 5.65%, 12/15/08 ..............     2,132,093             2,072,128

Fleet Financial Home Equity Trust Series 1991-2A, 6.700%, 10/15/06 .......................     2,024,635             2,034,442

Green Tree Home Improvement Loan Trust Series 1995-C B1, 7.2%, 7/15/20 ...................     1,950,000             1,924,711

Green Tree Home Improvement Loan Trust Series 1995-F A4, 6.15%, 1/15/21 ..................     2,825,000             2,758,789

Green Tree Home Improvement Loan Trust Series 1995-F B2, 7.1%, 1/15/21 ...................     2,000,000             1,895,000

Green Tree Home Improvement Loan Trust Series 1995-D A3, 6.45%, 9/15/25 ..................       445,000               445,223

Green Tree Home Improvement Loan Trust Series 1995-D B1, 7.05%, 9/15/25 ..................       750,000               750,923

Home Equity Loan Trust, Series 1992A, 6.65%, 11/20/12 ....................................     4,569,077             4,544,221

Home Equity Loan Trust, Series 1992B, 6.85%, 11/20/12 ....................................       997,846               991,479

Household Finance Corp., Home Equity Loan Series 1992-2 A3, 5.25%, 10/20/07 ..............     1,076,545             1,073,175

Mid-State Homes IV Series 1, 8.33%, 4/1/30 ...............................................     1,623,863             1,694,400

Old Stone Credit Corp., Series 1991-2, 8.42%, 9/15/06 ....................................     1,499,265             1,509,572

Old Stone Credit Corp. Home Equity Loan Series 1992-2, 6.95%, 5/15/07 ....................     5,028,659             5,025,516

Old Stone Credit Corp. Home Equity Loan Series 1992-3 A2, 6.3%, 9/25/07 ..................     4,588,266             4,558,580

Old Stone Credit Corp. Home Equity Loan Series 1993-1, 5.85%, 3/15/08 ....................     1,199,753             1,175,196

Security Pacific Home Equity Loan Trust, Series 1991-2A, 8.1%, 6/15/20 ...................       598,916               600,036

Security Pacific Home Equity Loan Trust, Series 1991-2B, 8.15%, 6/15/20 ..................     3,438,806             3,445,254

Security Pacific Home Equity Trust, Series 1991-A B, 10.5%, 3/10/06 ......................    15,600,000            15,741,375

TMS Home Equity Loan Trust, Series 1996-A A4, 6.53%, 6/15/16 .............................     2,750,000             2,741,406

TMS Home Equity Loan Trust, Series 1995-C A2, 6.25%, 8/15/16 .............................     9,262,000             9,201,218

    The accompanying notes are an integral part of the financial statements.


                        11 - SCUDDER SHORT TERM BOND FUND

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
TMS Home Equity Loan Trust, Series 1994-A A3, 5.525%, 9/15/18 ............................       853,456               829,720

TMS Home Equity Loan Trust, Series 1996-B A7, 7.55%, 2/15/20 .............................     6,935,000             7,060,697

TMS Home Equity Loan Trust, Series 1996-C A4, 7.4%, 6/15/21 ..............................     4,025,000             4,084,117

U.S. Home Equity Loan, Series 1991-2B, 9.125%, 4/15/21 ...................................     9,700,000             9,836,382

U.S. Home Equity Loan, Series 1991-2C, 8.5%, 4/15/21 .....................................       582,013               587,106

United Companies Financial Corp., Home Equity Loan Series 1994-A A3, 6.1%, 7/10/18 .......     7,175,000             7,031,500
                                                                                                                 -------------
                                                                                                                   156,840,163
                                                                                                                 -------------
MANUFACTURED HOUSING RECEIVABLES 9.6%

Chemical Financial Acceptance Corp. Housing Trust, Series 1989A, Participating Certificate,
  9.25%, 5/15/98 .........................................................................     3,800,462             3,889,506

Green Tree Financial Corp., Securitized NIM Series 1994-A, 6.9%, 2/15/04 .................    18,394,920            18,406,416

Green Tree Financial Corp., Securitized NIM Series 1994-B, 7.85%, 7/15/04 ................    15,230,972            15,369,002

Green Tree Financial Corp., Series 1993-2B, 8%, 7/15/18 ..................................     8,187,000             8,400,630

Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/25 ..............................     5,715,000             6,231,136

Green Tree Financial Corp., Series 1995-3 B2, 8.1%, 8/15/25 ..............................    20,636,400            21,210,350

Green Tree Financial Corp., Series 1995-6 B2, 8%, 9/15/26 ................................    11,769,720            11,762,364

Green Tree Financial Corp., Series 1995-5 B2, 7.65%, 10/15/26 ............................     9,000,000             8,853,750

Merrill Lynch Mortgage Investors Inc., Series 1988-H, 9.7%, 6/15/08 ......................        54,107                54,276

Merrill Lynch Mortgage Investors Inc., Series 1988-Q, 9.8%, 10/15/08 .....................       134,489               135,076

Merrill Lynch Mortgage Investors Inc., Series 1989-F, 9.75%, 10/15/09 ....................       138,774               140,162

Merrill Lynch Mortgage Investors Inc., Series 1990-C, 9.7%, 6/15/10 ......................     1,528,659             1,580,251

Merrill Lynch Mortgage Investors Inc., Series 1990-H, 9.25%, 1/15/11 .....................     2,883,446             2,956,426

Merrill Lynch Mortgage Investors Inc., Series 1990-I, 10%, 1/15/11 .......................     3,007,700             3,155,258

Merrill Lynch Mortgage Investors Inc., Series 1991-B, 9.2%, 3/15/11 ......................       508,321               517,054

Merrill Lynch Mortgage Investors Inc., Series 1991-A, 9.25%, 4/15/11 .....................     2,184,767             2,248,256

Merrill Lynch Mortgage Investors Inc., Series 1991-C, 8.9%, 7/15/11 ......................     3,003,215             3,174,939

Merrill Lynch Mortgage Investors Inc., Series 1991-G, 9.15%, 10/15/11 ....................     5,425,517             5,674,060

Merrill Lynch Mortgage Investors Inc., Series 1992-B, 8.5%, 4/15/12 ......................    10,439,341            10,745,945

Merrill Lynch Mortgage Investors Inc., Series 1992-B A4, 7.85%, 4/15/12 ..................     3,318,466             3,363,033

Merrill Lynch Mortgage Investors Inc., Series 1992-D, 7.95%, 7/15/17 .....................     2,677,931             2,733,150

Security Pacific Acceptance Corp., Series 1991-2B, 8.55%, 9/15/11 ........................     6,825,862             6,981,560

Security Pacific Acceptance Corp., Series 1991-A2, 7.1%, 6/15/12 .........................     3,326,310             3,335,657
                                                                                                                 -------------
                                                                                                                   140,918,257
-------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed Securities (Cost $319,337,892)                                                                  321,150,644
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        12 - SCUDDER SHORT TERM BOND FUND

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS 20.8%
-------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES 0.3%

J. Seagram & Sons Inc., 8.375%, 2/15/07 ..................................................     4,775,000             5,211,147
                                                                                                                 -------------
FINANCIAL 14.5%

Bank United Corp., 8.05%, 5/15/98 ........................................................    10,000,000             9,850,000

Capital One Bank, 6.875%, 4/24/00 ........................................................       565,000               566,429

Capital One Bank, 7%, 4/30/01 ............................................................    18,450,000            18,509,409

Colonial Realty LP, 7.5%, 7/15/01 ........................................................     4,500,000             4,582,215

ERP Operating LP, 8.5%, 5/15/99 ..........................................................     4,100,000             4,245,919

Health Care Properties Investors Inc., 6%, 11/8/00 .......................................     5,225,000             5,107,438

Oasis Residential Inc., 6.75%, 11/15/01 ..................................................    13,400,000            13,249,384

Oasis Residential Inc., 7%, 11/15/03 .....................................................    15,000,000            14,814,000

Spieker Properties, Inc., 6.65%, 12/15/00 ................................................    15,000,000            14,893,650

Spieker Properties, Inc., 6.8%, 12/15/01 .................................................     5,500,000             5,450,005

Spieker Properties, Inc., 6.95%, 12/15/02 ................................................     3,500,000             3,478,090

Spieker Properties, Inc., 8%, 7/19/05 ....................................................       500,000               518,075

Spieker Properties, Inc., 7.125%, 12/1/06 ................................................     3,425,000             3,395,031

Sun Communities, Inc., 7.625%, 5/1/03 ....................................................     5,850,000             5,967,644

Susa Partnership LP, 7.125%, 11/1/03 .....................................................     5,400,000             5,361,390

Taubman Realty Group LP, Medium Term Note, 8%, 6/15/99 ...................................     4,755,000             4,857,518

Taubman Realty Group LP, Medium Term Note, 7.4%, 6/10/02 .................................     3,300,000             3,312,375

Taubman Realty Group LP, Medium Term Note, 7.5%, 6/15/02 .................................    19,150,000            19,317,563

Taubman Realty Group LP, Medium Term Note, 7%, 10/1/03 ...................................     3,695,000             3,568,483

The Money Store Inc., 9.16%, 9/9/97 ......................................................    15,700,000            15,977,105

The Money Store Inc., Series B, 9.16%, 9/9/97 ............................................    21,520,000            21,899,828

The Money Store Inc., 7.63%, 4/15/98 .....................................................     8,000,000             8,085,280

United Dominion Realty Trust Inc., Medium Term Note, 7.02%, 11/15/05 .....................    10,000,000             9,870,000

World Omni Trust, Series 1996-B, 6.85%, 11/15/02 .........................................    15,050,000            15,092,328
                                                                                                                 -------------
                                                                                                                   211,969,159
                                                                                                                 -------------
MEDIA 2.7%

Time Warner Inc., 7.95%, 2/1/00 ..........................................................    37,695,000            38,927,250
                                                                                                                 -------------
MANUFACTURING 2.2%

Lyondell Petrochemical Co., 10%, 6/1/99 ..................................................    15,580,000            16,787,762

Lyondell Petrochemical Co. Global Note, 9.125%, 3/15/02 ..................................     9,000,000             9,790,110

Lyondell Petrochemical Co., 9.75%, 9/4/03 ................................................     4,600,000             5,281,950
                                                                                                                 -------------
                                                                                                                    31,859,822
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                        13 - SCUDDER SHORT TERM BOND FUND

                                                                                              PRINCIPAL               MARKET
                                                                                              AMOUNT ($)             VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
METALS & MINERALS 1.1%

Alcan Aluminium Ltd., 9.625%, 7/15/19 ....................................................    14,000,000            15,847,160
-------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $303,258,304)                                                                          303,814,538
-------------------------------------------------------------------------------------------------------------------------------

COUPON INDEXED SECURITIES 3.7%
-------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association Medium Term Note, inversely indexed to 30 day
                                                                                                                 -------------
  Commercial Paper Bond Equivalent Yield, 9.62%, 12/29/97 (Cost $53,648,406) .............    52,400,000            54,103,000
                                                                                                                 -------------
PURCHASED OPTIONS 0.0%
-------------------------------------------------------------------------------------------------------------------------------
Put on New Zealand Dollars, strike price NZD 1.459854, expire 4/7/97 ................   NZD    88,000,000               268,048

                                                                                                  SHARES
                                                                                                  ------
Call on Eurodollars, strike price $94.5, expire 3/14/97 ..................................         2,859               214,425
-------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $1,392,286)                                                                              482,473
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio ~ 100.0% (Cost $1,462,868,566) (a)                                                    1,463,393,000
-------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $1,462,868,566. At December 31, 1996, net unrealized appreciation for all securities based on tax cost was $524,434. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $11,553,894 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,029,460.

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments. All separate investments in each of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

     Currency abbreviations and other acronyms used in this portfolio:

     ARM          Adjustable Rate Mortgage
     FRN          Floating Rate Note
     NIM          Net Interest Margin
     NZD          New Zealand Dollars
     REMIC        Real Estate Mortgage Investment Conduit
     STRIP        Separate Trading Registered Interest and Principal
     PO           Principal Only

     At December 31, 1996, outstanding written call options were as follows (Note A):

                                            PRINCIPAL       EXPIRATION         STRIKE         MARKET
                                              AMOUNT           DATE            PRICE         VALUE ($)
                                      -----------------------------------------------------------------
      New Zealand Dollars
      (Premiums received $431,200) ...    NZD 88,000,000      4/7/97        NZD 1.398797     376,816

    The accompanying notes are an integral part of the financial statements.


                        14 - SCUDDER SHORT TERM BOND FUND

--------------------------------------------------------------------------------

Transactions in written call options for the year ended December 31, 1996 are summarized as follows:

                         EXCHANGE TRADED OPTIONS       OVER-THE-COUNTER OPTIONS
                        --------------------------    --------------------------
                         NUMBER OF
                         CONTRACTS      PREMIUMS          NZD         PREMIUMS
                        --------------------------    ------------  ------------
Beginning of Period            --      $      --             --     $      --
Written ...........           2,188      1,728,120    185,308,962     1,204,806
Closed ............          (2,188)    (1,728,120)            --
Exercised .........            --             --      (97,308,962)     (773,606)
Expired ...........            --             --             --            --
                        -----------    -----------    -----------   -----------
End of Period .....            --      $      --       88,000,000   $   431,200
                        ===========    ===========    ===========   ===========

    The accompanying notes are an integral part of the financial statements.


                        15 - SCUDDER SHORT TERM BOND FUND

                              FINANCIAL STATEMENTS

                       Statement of Assets and Liabilities

                             as of December 31, 1996

ASSETS
-----------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,462,868,566) (Note A) ........   $1,463,393,000
                 Cash ....................................................................        1,001,026
                 Receivable for investments sold .........................................            4,770
                 Interest receivable .....................................................       11,160,699
                 Receivable for fund shares sold .........................................        1,257,299
                 Other assets ............................................................              374
                                                                                             --------------
                 Total assets ............................................................    1,476,817,168
LIABILITIES
-----------------------------------------------------------------------------------------------------------
                 Dividends payable .......................................................        1,775,375
                 Payable for fund shares redeemed ........................................        4,966,472
                 Written options, at value (premiums received $431,200) (Note A) .........          376,816
                 Accrued management fee (Note C) .........................................          644,162
                 Other accrued expenses (Note C) .........................................          632,714
                 Other payables ..........................................................          250,744
                                                                                             --------------
                 Total liabilities .......................................................        8,646,283
                 ------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $1,468,170,885
                 ------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on:
                    Investment securities ................................................          524,434
                    Written options ......................................................           54,384
                 Accumulated net realized loss ...........................................     (122,820,012)
                 Paid-in capital .........................................................    1,590,412,079
                 ------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $1,468,170,885
                 ------------------------------------------------------------------------------------------
NET ASSET VALUE
-----------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share ($1,468,170,885 /
                    132,860,852 outstanding shares of beneficial interest, $.01 par value,   --------------
                    unlimited number of shares authorized) ...............................           $11.05
                                                                                             --------------

    The accompanying notes are an integral part of the financial statements.


                       16 - SCUDDER SHORT TERM BOND FUND

                             Statement of Operations

                          year ended December 31, 1996

INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ................................................................  $ 120,750,294
                                                                                            -------------
                 Expenses:
                 Management fee (Note C) .................................................      8,232,708
                 Services to shareholders (Note C) .......................................      3,661,618
                 Custodian and accounting fees (Note C) ..................................        421,719
                 Trustees' fees and expenses (Note C) ....................................         18,170
                 Reports to shareholders .................................................        351,101
                 Auditing ................................................................         65,269
                 Legal ...................................................................         31,517
                 Registration fees .......................................................         47,464
                 Interest expense ........................................................            840
                 Other ...................................................................         77,075
                                                                                            -------------
                 Total expenses ..........................................................     12,907,481
                 ----------------------------------------------------------------------------------------
                 Net investment income                                                        107,842,813
                 ----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------------------------------------
                 Net realized loss from:
                 Investment securities ...................................................    (13,898,362)
                 Futures .................................................................    (10,121,688)
                 Options .................................................................     (7,656,594)
                 Foreign currency related transactions ...................................     (1,439,284)
                                                                                            -------------
                                                                                              (33,115,928)
                                                                                            -------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investment securities ...................................................    (17,383,847)
                 Written options .........................................................         54,384
                                                                                            -------------
                                                                                              (17,329,463)
                 ----------------------------------------------------------------------------------------
                  Net loss on investment transactions                                         (50,445,391)
                 ----------------------------------------------------------------------------------------
                 ----------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                      $  57,397,422
                 ----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       17 - SCUDDER SHORT TERM BOND FUND

                       Statements of Changes in Net Assets

                                                                                  YEARS ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                  1996             1995
-------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .......................................   $ 107,842,813    $ 123,943,165
               Net realized loss from investment transactions ..............     (33,115,928)     (79,840,870)
               Net unrealized appreciation (depreciation) on investment
               transactions during the period ..............................     (17,329,463)     156,351,771
                                                                              --------------   --------------
               Net increase in net assets resulting from operations ........      57,397,422      200,454,066
                                                                              --------------   --------------
               Distributions to shareholders from:
               Net investment income .......................................    (104,839,251)     (75,809,129)
                                                                              --------------   --------------
               Tax return of capital .......................................               -      (48,134,036)
                                                                              --------------   --------------
               Fund share transactions:
               Proceeds from shares sold ...................................     349,361,957      434,415,510
               Net asset value of shares issued to shareholders in
               reinvestment of distributions ...............................      79,869,940       93,453,411

               Cost of shares redeemed .....................................    (736,440,233)    (917,495,507)
                                                                              --------------   --------------
               Net decrease in net assets from Fund share transactions .....    (307,208,336)    (389,626,586)
                                                                              --------------   --------------
               Decrease in net assets ......................................    (354,650,165)    (313,115,685)
               Net assets at beginning of period ...........................   1,822,821,050    2,135,936,735
                                                                              --------------   --------------
               Net assets at end of period .................................  $1,468,170,885   $1,822,821,050
                                                                              --------------   --------------
OTHER INFORMATION
--------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ...................     160,534,389      195,776,523
                                                                              --------------   --------------
               Shares sold                                                        31,416,978       39,170,009
               Shares issued to shareholders in reinvestment of
                  distributions ............................................       7,197,179        8,406,276
               Shares redeemed .............................................     (66,287,694)     (82,818,419)
                                                                              --------------   --------------
               Net decrease in Fund shares .................................     (27,673,537)     (35,242,134)
                                                                              --------------   --------------
               Shares outstanding at end of period .........................     132,860,852      160,534,389
                                                                              --------------   --------------

    The accompanying notes are an integral part of the financial statements.


                       18 - SCUDDER SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                   YEARS ENDED DECEMBER 31,
                                    1996(a)   1995     1994    1993(a)    1992     1991    1990    1989     1988    1987
-------------------------------------------------------------------------------------------------------------------------
Net asset value,                   --------------------------------------------------------------------------------------
   beginning of period ..........  $11.35    $10.91  $12.01   $11.93    $12.25   $11.72   $11.71  $11.19  $11.23   $11.92
                                   --------------------------------------------------------------------------------------
Income from investment operations:    .74       .71     .81      .87       .97     1.08     1.09     .83     .73      .74
   Net investment income
   Net realized and unrealized ..    (.32)      .44   (1.15)     .08      (.33)     .53      .01     .61    (.04)    (.58)
     gain (loss) on investments
Total from investment              --------------------------------------------------------------------------------------
   transactions .................     .42      1.15    (.34)     .95       .64     1.61     1.10    1.44     .69      .16
                                   --------------------------------------------------------------------------------------
Less distributions: .............    (.72)     (.43)   (.64)    (.80)     (.96)   (1.08)   (1.09)   (.83)   (.73)    (.74)
   From net investment income
   From net realized gains ......      --        --      --     (.03)       --       --       --    (.09)     --     (.11)
   In excess of gains ...........      --        --      --     (.04)       --       --       --      --      --       --
   From tax return of capital ...      --      (.28)   (.12)      --        --       --       --      --      --       --
                                   --------------------------------------------------------------------------------------
Total distributions .............    (.72)     (.71)   (.76)    (.87)     (.96)   (1.08)   (1.09)   (.92)   (.73)    (.85)
                                   --------------------------------------------------------------------------------------
Net asset value,                   --------------------------------------------------------------------------------------
   end of period ................  $11.05    $11.35  $10.91   $12.01    $11.93   $12.25   $11.72  $11.71  $11.19   $11.23
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) ................    3.86     10.74   (2.87)    8.18      5.43    14.38     9.88   13.20    6.10     1.40
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
   ($ millions) .................   1,468     1,823   2,136    3,190     2,862    2,247      340      72      10       10
Ratio of operating expenses net,
   to average daily net assets (%)    .80       .75     .73      .68       .75      .44      .16     .36    1.50     1.45
Ratio of operating expenses
   before expense reductions, to
   average daily net assets (%)..     .80       .75     .73      .68       .78     1.00     1.19    2.06    1.86     1.77
Ratio of net investment income
   net, to average daily net
   assets (%) ...................    6.66      6.37    6.93     7.21      8.01     8.96     9.36    7.97    6.48     6.34
Portfolio turnover rate (%) .....    61.8     101.1    65.3     66.1      83.7     41.0     52.9    40.0    23.5     28.7

(a) Per share amounts have been calculated using weighted average shares outstanding.
     On July 3, 1989, the Fund adopted its present name and objective. Prior to that date, the Fund was known as the General 1994 Portfolio of Scudder Target Fund and its objectives were current income, capital preservation, and possible capital appreciation. Financial information prior to July 3, 1989 should not be considered representative of the present Fund.


                       19 - SCUDDER SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                       A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open~end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer~supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short~term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on currencies and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition during the period the Fund purchased call options on other financial instruments.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund


                       20 - SCUDDER SHORT TERM BOND FUND
purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over~the~counter written or purchased options are valued using dealer supplied quotations.

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over~the~counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

INDEXED SECURITIES. Indexed securities held by the Fund are investments whose value is indexed to another financial instrument, index, currency, or commodity (the "reference instrument"). For principal indexed securities, the principal amount payable at maturity may be more or less than the amounts shown depending on fluctuations in the value of the reference instrument. For coupon indexed securities, the principal amount payable at maturity is fixed. However, the coupon is indexed to the reference instrument. The price sensitivity of these securities may be greater than that of non~indexed securities with similar maturities.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on interest and foreign withholding taxes.


                       21 - SCUDDER SHORT TERM BOND FUND

FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1996, the Fund had a net tax basis capital loss carryforward of approximately $115,250,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($27,264,000), December 31, 2003 ($60,090,000), and December 31, 2004
($27,896,000), the respective expiration dates. In addition, from November 1, 1996 through December 31, 1996, the Fund incurred approximately $3,990,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as having arisen in the year ended December 31, 1997.

DISTRIBUTION OF INCOME AND GAINS. Substantially all of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex~dividend date.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures, options, mortgage~backed securities, foreign currency contracts, and foreign currency denominated investments. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the year ended December 31, 1996, purchases and sales of investment securities (excluding short~term investments and U.S. Government obligations) aggregated $817,141,441 and $945,320,321 respectively. Purchases and sales of U.S. Government obligations aggregated $102,056,917 and $299,534,050, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996 was $922,336,530.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. ("the Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased,


                       22 - SCUDDER SHORT TERM BOND FUND
sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. The Management Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the year ended December 31, 1996, the fee pursuant to the Management Agreement amounted to $8,232,708, which was equivalent to an annualized effective rate of .51% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $2,258,259 charged to the Fund by SSC for the year ended December 31, 1996, of which $183,567 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1996, the amount charged to the Fund by STC aggregated $564,119, of which $51,208 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1996, the amount charged to the Fund by SFAC aggregated $199,888 of which $16,476 is unpaid at December 31, 1996.

The Trust pays each of its Trustees not affiliated with the Adviser $4,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1996, Trustees' fees and expenses aggregated $18,170.


                       23 - SCUDDER SHORT TERM BOND FUND

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER FUNDS TRUST AND TO THE SHAREHOLDERS OF SCUDDER SHORT TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Short Term Bond Fund as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND
L.L.P.
February 14, 1997


                        24 - SCUDDER SHORT TERM BOND FUND

                           Shareholder Meeting Results

A special meeting of shareholders of Scudder Short Term Bond Fund was held on Monday, December 2, 1996, at the offices of Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York. The two matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of seven Trustees to hold office until their respective successors shall have been duly elected and qualified.


     Trustee:                           Number of Votes:
     --------                           ----------------

                            For            Withheld        Broker Non-Votes*
                            ---            --------        -----------------

 Daniel Pierce             74,001,723        2,050,742               0

 Sheryle J. Bolton         73,705,944        2,346,522               0

 Thomas J. Devine          73,624,984        2,427,481               0

 Peter B. Freeman          73,979,098        2,073,367               0

 Dudley H. Ladd            73,652,273        2,400,192               0

 Dr. Wilson Nolen          73,627,831        2,424,634               0

 Kathryn L. Quirk          73,750,004        2,302,462               0


2. Ratification or rejection of the action taken by the Board of Trustees in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1997.


                                Number of Votes:

       For              Against           Abstain          Broker Non-Votes*
       ---              -------           -------          -----------------

    72,735,874         1,016,404         2,300,187                 0


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                            25- SCUDDER SHORT TERM BOND FUND

                       This Page intentionally left blank.

                            26- SCUDDER SHORT TERM BOND FUND

                       This Page intentionally left blank.

                            27- SCUDDER SHORT TERM BOND FUND

                       This Page intentionally left blank.

                            28- SCUDDER SHORT TERM BOND FUND

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Sheryle J. Bolton
Trustee; Consultant

Thomas J. Devine
Trustee; Consultant

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Thomas M. Poor*
Vice President

*Scudder, Stevens & Clark

                            29- SCUDDER SHORT TERM BOND FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan * +++ +++
    (a variable annuity)


Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                            30- SCUDDER SHORT TERM BOND FUND

How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
    For existing account services and transactions

      Scudder Investor Relations -- 1-800-225-5163

    For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

      Scudder Electronic Account Services -- http://funds.scudder.com

    For information about your Scudder accounts, exchanges and redemptions

      Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
    For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

      Scudder Investor Relations --  1-800-225-2470
                                     Investor_Relations@scudder.com

      Scudder's World Wide Web Site -- http://funds.scudder.com

    For establishing 401(k) and 403(b) plans

      Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
    To receive information about this discount brokerage service and to obtain an application

      Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
      The Scudder Funds
      P.O. Box 2291
      Boston, Massachusetts
      02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
    Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

      Boca Raton            Chicago               San Francisco
      Boston                New York

    For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
    1-800-541-7703.

    For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
    1-800-854-8525.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                            31- SSCUDDER SHORT TERM BOND FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER